Exhibit 99.1

Monogram Residential Trust SoMa – Miami, FL SEVEN – Austin, TX Nouvelle – Tysons Corner, VA CYAN on Peachtree – Atlanta, GA Zinc – Cambridge, MA Company Presentation March 2016

Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of Federal Securities laws, relating to the business and financial outlook of Monogram Residential Trust, Inc. (“Monogram”) that are based on our current expectations, estimates, forecasts and projections and are not guarantees of future performance. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Actualresultsmaydiffermateriallyfromthoseexpressedintheseforward-looking statements, and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this presentation.Such factors include the risk that we may not meet our expected funds from operations, net operating income or other performance metrics, and other factors described in the Risk Factors section of Monogram’s Annual Report on Form 10-K for the year ended December 31, 2015 and in subsequent filings with the Securities and Exchange Commission. Forward-looking statements in this presentation speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements to conform to actual results or changes in our expectations. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. M O N O G R A M R E S I D E N T I A L T R U S T 2

Monogram Overview (NYSE: MORE) • Owner, operator, and developer of luxury apartment communities • Young (6 years average age), class A portfolio drives premium rents of $1,885 per unit • Well diversified across regions with significant coastal markets presence • Track record of Value Creation and strong operational performance • Development program to fuel accretive growth – significant embedded NOI as stabilized occupancy is achieved over the next 1-3 years on existing development program EV – San Diego, CA M O N O G R A M R E S I D E N T I A L T R U S T 3

Recent Same-Store Portfolio and Financial Highlights

- Strong same-store results [1]
  - 8.3% 4Q15 SS NOI growth
  - 4.9% full-year 2015 SS NOI growth
- 2016 outlook: SS NOI growth of 4.5%-5.5% [1]
- Achieved occupancy of 95.4% and average monthly rental revenue per unit of $1,885[2]
  - Average rents expected to continue to increase upon stabilization of high quality development communities
- Full-year 2015 Core FFO of $64.9 million, or $0.39 per share, and Adjusted Core FFO of $66.8 million, or $0.40 per share



The Mark – Boca Raton, FL

Notes
1) Figures shown represent Monogram's Proportionate Share
2) Metric based on total stabilized portfolio as of 12/31/15

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Key Accomplishments Since Listing   Substantial progress in continuing to complete and stabilize existing development pipeline   Eight communities completed and fully stabilized with realized NOI Yields at Stabilization of approximately 7.1% Five additional communities substantially completed and now in lease-up Cyan (Atlanta), Zinc (Cambridge), Nouvelle (Tysons Corner), SoMa (Miami), and Verge (San Diego) are in lease-up and projected to stabilize in 2016 or 2017       Acquired PGGM’s JV interest in six multifamily communities and one mezzanine loan for gross costs of $225 million – consistent with stated strategy to increase wholly-owned assets; resulted in realized promote and disposition fees to Monogram totalling $4.5 million Disposed of two properties for a total gross sales price of approximately $215 million and Economic Gains of approximately $63 million – exited the slower growth Chicago market and reduced our exposure to the softening Houston market Recycled proceeds via like-kind exchanges into three new properties located in higher-growth markets (South Florida and San Diego), resulting in a higher concentration of properties in Monogram’s targeted urban coastal markets Entered into a new $200 million credit facility with an accordion feature to increase the amount available Opened regional offices in Mid-Atlantic and Northern California (plan to open an additional regional office in South Florida in 2016)         M O N O G R A M R E S I D E N T I A L T R U S T 5

Strategic Focus

Executing on our strategy to realize meaningful embedded growth and value from existing development program and pre-stabilized portfolio

- Stabilize five development communities now in lease-up
- Deliver on four remaining development communities under construction
  - Capture embedded NOI growth (achieve stabilized occupancy in the back half of 2016 and throughout 2017 for all but one development community)
- Continue to produce strong property operating results to drive SS NOI growth
- Selective property dispositions to supplement funding of existing development program, pay down debt and/or fund new development with higher risk-adjusted returns
- Continue to build-out pipeline of strategic / accretive development projects in core markets
- Maintain solid balance sheet while seeking to reduce leverage over the longer-term
- Continue to increase number of wholly-owned communities over time

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Development Program To Drive Accretive Growth Monogram’s development platform provides:   Strategic Growth - Allocation of capital to accretive investments in core markets that enhance our portfolio quality Value Creation - Spread between projected stabilized yields and market cap rates drives growth in cash flows and NAV over time Lower Risk and More Efficient Capital Deployment - In addition to in-house development expertise, we partner with best-of-class development partners, which provides the ability to invest in a wider variety of investment opportunities - Cost-overrun and completion guarantees secured from development partners     CYAN on Peachtree – Atlanta, GA M O N O G R A M R E S I D E N T I A L T R U S T 7

Existing Development Program Update   Communities currently classified as lease-up or under construction now represent approximately 25% of total gross assets (or 9% for only communities under construction) Approximately 79% complete based on our Proportionate Share of total Economic Costs incurred (cumulative development program outlined at the time of listing is 84% complete) All but one development project expected to be completed and stabilized by the end of 2017     organic NOI growth from our existing occupancy is achieved in the back M O N O G R A M R E S I D E N T I A L T R U S T Notes: 1) Includes one development community that was sold 8 2) Potential Value Creation represents the undiscounted projected future stabilized value less total Economic Costs   Potential Value Creation (Proportionate Share) of approximately $180 million for communities currently in lease-up and under construction(2)   We expect to capture embedded / development program as stabilized half of 2016 and throughout 2017 Existing Development ProgramAt Listing12/31/15 Stabilized Communities08 Lease-Up Communities65 Communities Under Construction104 Pre-Development20 Total Communities1818 (1)

Development Portfolio Primarily Focused in Major, Coastal Markets [1]


OLUME – San Francisco, CA


Northern California:
1 Development,
1 Land Held for Future Development
Southern California
1 Development
Texas
1 Development
Florida
1 Development


Huntington Beach – Huntington Beach, CA


UPTOWN
Caspian Delray Beach – Delray Beach, FL

Note
1) Development communities under construction or land held for future development as of December 31, 2015

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Existing Development Program Value Creation: Stabilized Communities • Since listing, we have stabilized 8 communities at average realized NOI Yields at Stabilization of approximately 7.1% -Results were largely above pro forma projections Attractive returns on cost, which generally have been at spreads over market cap rates in excess of 150 – 200 basis points Average Profit Margins of approximately 40% - - • Total Value Creation of approximately $90 million on these 8 stabilized properties (1) Point 21 – Denver, CO M O N O G R A M R E S I D E N T I A L T R U S T 10 Note 1) Represents estimates of current value less estimated total Economic Cost for each of the projects (shown at Monogram Proportionate Share) See Appendix for additional descriptions

Existing Development Program: Lease-Up and Development Embedded NOI Summary • • • Five recently completed development communities now in lease-up Four remaining developments under construction All but one development project expected to be completed and stabilized by the end of 2017 Total projected embedded NOI of approximately $37.5 million • 2016 Additions: uildup of Estimated Stabilized NOI From Current 1. 2. 3. 4. Cyan on Peachtree in 2Q OLUME in 2Q SoMA in 4Q Verge in 4Q 2017 Additions: 5. 6. 7. 8. Zinc in 1Q The Alexan in 2Q Caspian Delray Beach in 2Q Nouvelle in 3Q 4 Stabilized 2019 Addition: 9. Huntington Beach in 2Q M O N O G R A M R E S I D E N T I A L T R U S T 11 (in millions) B $40.0 $30.0 $20.0 $10.0 $-Lease-Up and Development Communities 1 Stabilized 9 Total 4 Stabilized 8 Total8 Total 4 Total Through 2016Through 2017Through 2018Through 2019 Previously StabilizedCurrent Period Additions

Existing Development Program Summary of Total Potential Value Creation • The remaining 9 communities in our existing development program provide additional NOI as they stabilize, contributing incremental Value Creation The estimated incremental Value Creation represents the development profit (stabilized values less total Economic Costs) included in the graph in the year of stabilization The remaining five communities in lease-up and four under construction provide incremental Value Creation of approximately $180 million Estimated Incremental Value Creation Per Share $1.08 $200 $180 • $160 $140 $120 $100 $180 Total $0.39 $80 • $60 $40 $20 $-Through 2016Through 2017Through 2018Through 2019 Previously Stabilized Current Period Stabilization M O N O G R A M R E S I D E N T I A L T R U S T 12 (in millions) $45 Per SharePer Share $0.81$0.81 $70 $135 $135 Per Share $65 $65

Focused Portfolio Strategy for Growth and Value Creation

- **Class A Communities in High-Density Urban and Infill Submarkets**
  - Transit oriented locations
  - Vibrant areas offering cultural, retail and restaurant amenities
  - Affluent neighborhoods, with favorable rent vs. own characteristics
- **Target Major Markets, With Track Record of Growth**
  - Preferential focus on desirable coastal regions
  - Top markets with high renter demand and significant institutional capital
- **Well Diversified Across Regions and Markets**
  - Same Store NOI does not exceed 20% concentration in any region


SKYE 2905 – Denver, CO


ZINC
Zinc- Cambridge, MA

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High-Quality, Class A Portfolio with Significant Coastal Market Presence

Key Portfolio Stats[2]:

Average Property Age: 6-Years

Average Rental Revenue Per Unit: $1,885

Occupancy: 95.4%

Cap-ex Total Per Unit (annual): $589

52 Properties Totaling Over 14K Units[1]

40 Operating Communities, 6 Lease-Ups, 5 Developments, and

1 Land Held For Development



Northern California
16% Total NOI
Southern California
13% Total NOI
Nevada
4% Total NOI
Colorado
12% Total NOI
Texas
20% Total NOI
New England
8% Total NOI
Mid Atlantic
16% Total NOI
Georgia
2% Total NOI
Florida
9% Total NOI

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Notes:
1) NOI percent on map reflects YTD stabilized properties only, both SS and non-comparable as of 12/31/15.
2) Based on total stabilized portfolio as of 12/31/15; cap-ex represents average recurring and non-recurring cap-ex per unit for the last three years

Proven Track Record in Property Operations

- Fully-integrated and established operating platform
- On-site and regional offices are comprised of multifamily industry veterans with local market expertise
- Comprehensive training platform contributes to the quality and consistency of operations
- Strategy to achieve superior operating performance and long-term earnings growth is executed through:
  - A sharp focus on revenue management
  - A boutique-style service platform to maximize resident satisfaction
  - Progressive view of business intelligence and performance analytics
  - Capital improvement strategy to enhance revenues, reduce costs, and maintain quality
  - Experienced leadership team with forward thinking capabilities
- Web-based technology initiatives to:
  - Support, track, and measure cost effectiveness of marketing programs to drive traffic
  - Provide on-line access to our residents 24/7 to lease apartments, execute renewals, submit service requests, make payments electronically, etc.

4-Year Average Same Store Revenue Growth vs. Peers (1)


(%)
9.0
6.0
3.0
0.0
5.8
5.0
Monogram
Peer Average

4-Year Average Same Store NOI Growth vs. Peers (1)


(%)
9.0
6.0
3.0
0.0
7.2
6.1
Monogram
Peer Average

Notes: SNL Financial, Company Data. Year-over-year growth from Q1-2012 to Q4-2015; represents consolidated figures
Peers include, AIV, AVB, CPT, EQR, ESS, MAA, PPS & UDR

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Monogram’s “Tailored Living" • Fundamental to our property management strategy is the development of our brand “Tailored Living” Emphasizes the unique high-end nature of our communities while maintaining individual personality and characteristics in each local market Our branded property management company, the Monogram Apartment Collection, provides its residents the best in modern living From gourmet kitchens and private patios to resort-style pools and fully amenitized outdoor roof and podium decks We call it “Tailored Living”, our residents call it home • Argenta – San Francisco, CA • • • The Franklin – Delray Beach, FL M O N O G R A M R E S I D E N T I A L T R U S T 16 Blue Sol - Costa Mesa, CA

Strong Balance Sheet (1)

Capital / Leverage Profile

- Approximately $325 million of available liquidity
  - $66 million of cash and $259 million of undrawn capacity on credit facilities
- Proven access to capital (mortgages, construction loans, credit facility, JV equity, dispositions, etc.)
- Strong balance sheet – 40% net debt to gross real estate assets
- Our share of estimated remaining costs to complete our existing development program is approximately $158 million. Funding is primarily expected to come from construction loans (binding commitments for approximately $46 million, or nearly 30%)
- May use proceeds from potential sales to supplement funding of remaining development costs, thereby minimizing expected increase in leverage, and / or to pay down debt including borrowings on our credit facilities
- Manageable debt maturities and weighted average interest rate of 3.3%

Capitalization Summary as of December 31, 2015

(in Millions)	Consol.	Proportionate
Gross Operating Real Estate	$3,125	$2,161
Construction in Progress, incl. Land	$333	$211
Total Real Estate, Gross	**$3,458**	**$2,372**
Mortgage and Construction Debt	$1,473	$969
Credit Facility	$49	$49
Total Debt	**$1,522**	**$1,018**
Cash	$84	$66
Debt / Gross Real Estate Assets	44%	43%
Net Debt / Gross Real Estate Assets	42%	40%

Debt Maturity Schedule

Current Contractual Balances by Maturity Year[2]



(in millions)
$78
$164
$181
$343
$252
2016
2017
2018
2019
Thereafter
Proportionate Share

Notes
1) All information is as of December 31, 2015 unless otherwise stated
2) Amounts reflect maturities as adjusted for extension options

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Strategic Joint Ventures Offer Efficient Capital for Growth

Two primary institutional JV relationships:

- PGGM joint venture
  - Interests in both stabilized and development investments
  - 23 properties, containing 6,354 units in 11 markets
  - Gross cost of approximately $1.8 billion
- NPS joint venture
  - Interests in stabilized investments
  - 14 properties, containing 3,748 units in 9 markets
  - Gross cost of approximately $925 million
- Enhances return on capital via promotes and fee income
  - Generates $4.3 million[1] of fee income for Monogram annually which is projected to grow once developments are stabilized
- Buy / sell provisions which may allow for future wholly owned growth
  - Approximately $588 million of total JV property interests represent potential attractive acquisition opportunities with minimal transaction costs if Monogram determines they would be accretive acquisitions
- Have previously purchased partners' interests in 15 investments[2]

Note:
1) Based on 2015 actual amounts
2) Includes other co-investment partners in-addition to NPS and PGGM

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Monogram: A Compelling Value Proposition • Executing on our strategy focused on strong operations and stabilizing development properties • Disciplined approach to capital allocation • Capitalizing on attractive investment and development opportunities in high-growth, urban coastal locations • Considering selective asset dispositions to maximize value for all shareholders • High-quality, class A portfolio that is significantly younger with lower cap-ex compared to other listed multifamily REITs SEVEN – Austin, TX M O N O G R A M R E S I D E N T I A L T R U S T 19

Appendix Definitions and Reconciliations of Non-GAAP Measurements Economic Gain is calculated as gross sales price less real estate book value before accumulated depreciation and amortization. Economic Costs represents costs for all on-site development and construction costs for GAAP, but including certain items expensed for GAAP (primarily specific financing and operating expenses incurred during lease up) and excluding certain GAAP costs related to consolidated allocated costs, former sponsor-related fees and other non-cash capitalized cost items. NOI Yield at Stabilization is calculated as 12 months of NOI subsequent to stabilization divided by total Economic Costs. For communities stabilized less than one year, projected NOI was used. Profit margin is calculated as Value Creation divided by total Economic Costs. Proportionate Share is a non-GAAP presentation of financial amounts at our effective cash share based on our participation in distributable operating cash. The amounts include our share of unconsolidated joint ventures and excluding noncontrolling interests in consolidated joint ventures. Value Creation represents the undiscounted total future value to be created at the stabilization date, before any selling expenses. We may provide on a consolidated and Proportionate Share basis. M O N O G R A M R E S I D E N T I A L T R U S T 20

Appendix Non-GAAP Measurements We use the following non-GAAP measurements to present different components of our performance. We believe this information is also useful to our investors in comparing our results to other real estate companies and trusts because they provide characteristics of our performance that reflect the reality that real estate generally appreciates over time, which is not reflected in most depreciation methods, and focus on operating results widely used by real estate investors. These non-GAAP measurements should not be considered as alternatives to net income (loss) presented in accordance with GAAP but as a supplemental performance measurement. Because these measurements may exclude certain cash flows or expenses, we caution that these measurements may not be representative of our current or future liquidity as presented in accordance with GAAP. There can be no assurance that our methods for computing these non-GAAP measurements is comparable with that of other real estate companies and trusts in all respects. A reconciliation for each non-GAAP measurement to the most applicable GAAP measurement is provided below. Funds from Operations (“FFO”) is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance. We use FFO as currently defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be net income (loss), computed in accordance with GAAP, excluding gains (or losses) from sales of property (including deemed sales (if any) and settlements of pre-existing relationships), plus depreciation and amortization on real estate assets, impairment write-downs of depreciable real estate or of investments in unconsolidated real estate partnerships, joint ventures and subsidiaries (if any) that are driven by measurable decreases in the fair value of depreciable real estate assets, and after related adjustments for unconsolidated partnerships, joint ventures and subsidiaries and noncontrolling interests. May be calculated on a consolidated basis or based on our proportionate share. Core FFO is calculated starting from FFO adjusted for loss on early extinguishment of debt, acquisition expenses, contingent purchase price adjustments, gain or loss on derivative fair value adjustments and non-recurring expenses, such as transition expenses. May be calculated on a consolidated basis or based on our proportionate share. Adjusted Core FFO (“AFFO”) is calculated starting from Core FFO adjusted for recurring capital expenditures, straight-line rents and stock compensation expense. May be calculated on a consolidated basis or based on our proportionate share. M O N O G R A M R E S I D E N T I A L T R U S T 21

Appendix

A reconciliation for each non-GAAP measurement to the most applicable GAAP measurement is as follows:
FFO, Core FFO and AFFO

(in millions, except per share amounts) (unaudited)

		Year Ended December 31, 2015
FFO:		
Net income (loss) attributable to common stockholders	$	73.8
Add (deduct) NAREIT defined adjustments - our share:		
Real estate depreciation and amortization		70.5
Gains on sales of real estate		(83.0)
Impairment expense		3.1
FFO - NAREIT defined		64.4
Add (deduct) adjustments to arrive at Core FFO - our share:		
Acquisition expenses (including start up expenses)		0.9
Fair value adjustments related to business combinations		(0.4)
Core FFO		64.9
Add (deduct) adjustments to arrive at AFFO - our share:		
Recurring capital expenditures		(1.8)
Straight-line rents		0.5
Stock compensation expense		3.2
AFFO	$	66.8
Weighted average number of common shares outstanding - basic		166,561
Weighted average number of common shares outstanding - diluted		167,205
Per common share amounts - basic and diluted:		
Net income (loss) attributable to common stockholders	$	0.44
FFO attributable to common stockholders - NAREIT defined	$	0.38
Core FFO attributable to common stockholders	$	0.39
AFFO attributable to common stockholders	$	0.40

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Appendix

Net Operating Income ("NOI") is calculated as total rental revenue less direct property operating expenses including real estate taxes. NOI does not include property management revenues, interest income, property management expenses, depreciation, interest and other finance expense, corporate general and administrative expenses, overhead allocations and other non-onsite operations. We provide NOI on a consolidated and Proportionate Share basis.

The reconciliation of net income (loss) to proportionate share of NOI is provided below:

(in thousands) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,	
	2015	2014	2015	2014
Reconciliation of net income (loss) to NOI, Same Store NOI and Same Store NOI - Proportionate Share:				
Net income (loss)	$ (7,489)	$ (6,477)	$ 66,683	$ 271
Adjustments to reconcile net income (loss) to NOI:				
Corporate property management expenses	2,165	1,344	7,786	6,970
General and administrative expenses	6,130	4,231	20,813	15,627
Asset management expenses	-	-	-	3,843
Transition expenses	-	6,006	-	12,672
Interest expense	9,485	6,085	30,351	21,424
Amortization of deferred financing costs	1,416	756	4,280	2,486
Depreciation and amortization	28,139	24,458	102,726	93,308
Interest income	(2,216)	(2,737)	(10,172)	(10,554)
Gains on sales of real estate	-	(244)	(82,975)	(16,411)
Investment and other development expenses	311	357	4,171	1,197
Other, net	(49)	(298)	264	(623)
NOI	37,892	33,481	143,927	130,210
Less: non-comparable				
Rental revenue	(17,058)	(11,131)	(56,962)	(35,766)
Property operating expenses, including real estate taxes	8,949	5,487	29,635	17,122
Same Store NOI	29,783	27,837	116,600	111,566
Less: Adjustment to adjust above items to Proportionate Share	(8,492)	(8,171)	(33,691)	(32,560)
Same Store NOI - Proportionate Share	$ 21,291	$ 19,666	$ 82,909	$ 79,006

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